UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

ARCUS BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38419	47-3898435
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3928 Point Eden Way

Hayward, CA 94545

(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 694-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	RCUS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company:  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference here.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2020, the Board of Directors (the “Board”) of Arcus Biosciences, Inc. (the “Company”) appointed David L. Lacey, M.D. to the Board as a Class II Director. Dr. Lacey was appointed to a newly created vacancy resulting from an increase in the size of the Board from eight (8) to nine (9) directors.

As a non-employee director, Dr. Lacey will receive an annual cash retainer of $35,000 and was granted an option to purchase 50,000 shares of the Company’s common stock, which will vest and become exercisable in substantially equal monthly installments over 36 months of continuous service provided by him to the Company, subject to accelerated vesting in the event the Company is subject to a Change in Control.

Dr. Lacey is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Dr. Lacey on the one hand, and any other persons, on the other hand, pursuant to which Dr. Lacey was selected as a director.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective May 21, 2020 the Board approved an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”) to implement a forum selection bylaw (the “Bylaw Amendment”). The Bylaw Amendment adds as a new Section 8.3 providing that unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and that any person or entity holding, owning or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of such Section 8.3.  There is, however, uncertainty as to whether a court would enforce this provision.

The foregoing summary is qualified in its entirety by reference to the Bylaws, as amended by the Bylaw Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01Other Events.

Arcus is refiling its Amended and Restated Investor Rights Agreement as an exhibit to this Form 8-K as it was inadvertently not listed in Arcus’s latest Annual Report on Form 10-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of Arcus Biosciences, Inc., effective as of May 21, 2020.

10.1

Amended and Restated Investor Rights Agreement, dated November 3, 2017, between the Registrant and the parties thereto. (Incorporated by reference to Exhibit 4.1 to Arcus’s Registration Statement on

Form S-1 (SEC File No. 333-223086) filed with the SEC on February 16, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUS BIOSCIENCES, INC.

Date: May 26, 2020	By:	/s/ Terry Rosen
Terry Rosen, Ph.D.
Chief Executive Officer